File Nos.33-26830
                                                                     811-6718
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]

     Post-Effective Amendment No. 16                                  [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 16                                                 [X]

                     (Check appropriate box or boxes.)

              DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

      X   on March 1, 1998 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1997 was filed on January 16, 1997.

              DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)
Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____

  1           Cover Page                                   Cover

  2           Synopsis                                       3

  3           Condensed Financial Information                4

  4           General Description of Registrant              5

  5           Management of the Fund                         6

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             16

  7           Purchase of Securities Being Offered           7

  8           Redemption or Repurchase                       12

  9           Pending Legal Proceedings                      *

Items in
Part B of
Form N-1A
---------

  10          Cover Page                                   Cover

  11          Table of Contents                            Cover

  12          General Information and History              B-2

  13          Investment Objectives and Policies           B-2

  14          Management of the Fund                       B-6

  15          Control Persons and Principal                B-10
              Holders of Securities

  16          Investment Advisory and Other                B-11
              Services

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

              DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)
Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____

  17          Brokerage Allocation                           B-21


  18          Capital Stock and Other Securities             B-22

  19          Purchase, Redemption and Pricing               B-12, B-14
              of Securities Being Offered                    and B-19

  20          Tax Status                                     *

  21          Underwriters                                   B-1 and B-12

  22          Calculations of Performance Data               B-21


  23          Financial Statements                           B-26

Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits            C-1

  25          Persons Controlled by or Under               C-3
              Common Control with Registrant

  26          Number of Holders of Securities              C-3

  27          Indemnification                              C-3

  28          Business and Other Connections of            C-4
              Investment Adviser

  29          Principal Underwriters                       C-9

  30          Location of Accounts and Records             C-12

  31          Management Services                          C-12

  32          Undertakings                                 C-12
________________________
NOTE:  * Omitted since answer is negative or inapplicable.



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PROSPECTUS                                                    March 1, 1998

             DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
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        DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC. (THE "FUND") IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY,
KNOWN AS A MONEY MARKET MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE
OR PENALTY. THE FUND PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN USE IN AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        The Statement of Additional Information, dated March 1, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.

        AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY.
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                        TABLE OF CONTENTS
                                                                   Page
       Annual Fund Operating Expenses....................            3
       Condensed Financial Information...................            4
       Yield Information.................................            4
       Description of the Fund...........................            5
       Management of the Fund............................            6
       How to Buy Shares.................................            7
       Shareholder Services..............................            9
       How to Redeem Shares..............................            12
       Shareholder Services Plan.........................            15
       Dividends, Distributions and Taxes................            15
       General Information...............................            16
       Appendix..........................................            17
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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[This Page Intentionally Left Blank]

                    [Page 2]

                                 ANNUAL FUND OPERATING EXPENSES
                       (as a percentage of average daily net assets)
  Management Fees.............................................................................            .50%
  Other Expenses..............................................................................            .39%
  Total Fund Operating Expenses ..............................................................            .89%


EXAMPLE:                                         1 YEAR         3 YEARS       5 YEARS         10 YEARS
    You would pay the following
    expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at
    the end of each time period:                   $  9           $28            $49            $110

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waiver or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."

                [Page 3]
                      CONDENSED FINANCIAL INFORMATION

        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and the report of independent auditors accompany the Statement of Additional Information, which is available upon request.

                          FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                         YEAR ENDED OCTOBER 31,
                                       _________________________________________________________________________________________
PER SHARE DATA:                           1989(1)     1990     1991     1992     1993     1994     1995     1996     1997
                                          ______     ______   ______   ______   ______   ______   ______   ______   ______
  Net asset value, beginning of year    $  1.00    $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                          ______     ______   ______   ______   ______   ______   ______   ______   ______
  INVESTMENT OPERATIONS:
  Investment income_net....                .067       .085      .067     .041     .027     .031     .052     .049     .049
                                          ______     ______   ______   ______   ______   ______   ______   ______   ______
  DISTRIBUTIONS:
  Dividends from investment
  income_net...............               (.067)     (.085)    (.067)   (.041)   (.027)   (.031)   (.052)   (.049)   (.049)
                                          ______     ______   ______   ______   ______   ______   ______   ______   ______
  Net asset value, end of year          $  1.00    $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                          ======     ======   ======   ======   ======   ======   ======   ======   ======
TOTAL INVESTMENT RETURN.....              10.00%(2)   8.81%     6.88%    4.21%    2.75%    3.17%    5.33%    4.96%    5.02%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets   ._         .01%      .23%     .47%     .77%     .84%     .86%     .81%     .75%
  Ratio of net investment income to
  average net assets........               9.43%(2)   8.44%     6.69%    4.21%    2.76%    3.07%    5.20%    4.86%    4.90%
  Decrease reflected in above expense
  ratios due to undertakings by
  The Dreyfus Corporation ..                .82%(2)    .71%      .43%     .21%     .02%     ._       ._       .05%     .14%
  Net Assets, end of year
  (000's omitted)...........        $3,581,879 $9,336,655 $8,610,297 $6,158,701 $3,438,076 $2,469,367 $2,105,361$1,941,601$1,667,835
(1) From February 23, 1989 (commencement of operations) to October 31, 1989.
(2) Annualized.

                                        YIELD INFORMATION
        From time to time, the Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.

                  [Page 4]
                         DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. MANAGEMENT POLICIES

        The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, asset backed securities, and high grade domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. The Fund will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. See "Appendix _ Certain Portfolio Securities." In addition, the Fund is permitted to lend portfolio securities and enter into reverse repurchase agreements. See "Appendix _ Investment Techniques." During normal market conditions, at least 25% of the value of the Fund's total assets will be invested in bank obligations. See "Investment Considerations and Risks" below.

        The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which rule includes various maturity, quality and diversification requirements, certain of which are summarized below.

        In accordance with Rule 2a-7, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. The nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co. ("Duff"), Fitch BCA, Inc. ("Fitch"), Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL _ The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund because the Fund usually does not pay brokerage commissions when it purchases short-term debt obligations. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a
               [Page 5]
security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
FOREIGN SECURITIES _ Because the Fund's portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities, establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
BANK SECURITIES _ To the extent the Fund's investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund `s shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.
SIMULTANEOUS INVESTMENTS _ Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                       MANAGEMENT OF THE FUND

INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1997, The Dreyfus Corporation managed or administered approximately $94 billion in assets for approximately
1.7 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $299 billion in assets as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.488 trillion in assets, including approximately $60 billion in mutual fund assets.

                     [Page 6]

        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended October 31, 1997, the Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .36 of 1% of the value of the Fund's average daily net assets pursuant to an undertaking by The Dreyfus Corporation. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers, bankers or other financial institutions in respect of these services.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Fund's Custodian.
HOW TO BUY SHARES
        Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a Fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified and non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

                  [Page 7]
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387,
 Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus
Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900052325/Dreyfus
Worldwide Dollar Money Market Fund, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your taxpayer identification number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account
Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."

        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day the New York Stock Exchange or the Transfer Agent are open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The
                 [Page 8]
Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE _ You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares issued in certificate form are not eligible for this Privilege.
SHAREHOLDER SERVICES
FUND EXCHANGES
        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.

        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends
                   [Page 9]
or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."
        Certain funds in the Dreyfus Family of Funds offer multiple classes of shares to the public. If any investor in a fund offering multiple classes of shares exchanges shares of such fund subject to a contingent deferred sales charge ("CDSC") for shares of the Fund, the Fund shares obtained in the exchange will be held in a separate Exchange Account for the investor. Shares held in an Exchange Account may be exchanged only for shares of certain other funds in the Dreyfus Family of Funds. No CDSC will be imposed on such shares at the time of exchange; however, an investor exchanging such shares should review carefully the current prospectus of the fund from which such shares were exchanged and into which such shares are being exchanged to determine the CDSC applicable on redemption. Exchange Account shares are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Options and the Automatic Withdrawal Plan, and redemption proceeds on such shares will be paid only by Federal wire or by check. Please call 1-800-645-6561 for further information.
DREYFUS AUTO-EXCHANGE PRIVILEGE _ Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark _ Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of your purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. The notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

                [Page 10]
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE _ Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN _ Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. DREYFUS STEP PROGRAM _ Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS _ Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If your are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACHpermits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus
             [Page 11]
Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply to Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
MONTHLY OR QUARTERLY DISTRIBUTION PLANS _ The Distribution Plans permit you to receive monthly or quarterly payments from the Fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding month or calendar quarter.
        You may open a Monthly or Quarterly Distribution Plan by submitting a request to the Transfer Agent. A Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued must be presented before redemption under the Plans.

AUTOMATIC WITHDRAWAL PLAN _ The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


RETIREMENT PLANS _ The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                          HOW TO REDEEM SHARES
GENERAL

        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund, the Fund will redeem the shares at the next determined net asset value.

        The Fund imposes no charges when shares are redeemed. Securities dealers, banks and other financial institutions may charge their clients a fee for effecting redemptions of Fund shares. Any stock certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, YOUR REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL
                [Page 12]
NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        Ordinarily the Fund will initiate payment for all shares redeemed pursuant to the regular redemption procedure, by wire or telephone or through the Dreyfus TELETRANSFER Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES

        You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Check Redemption Privilege or Telephone Privilege which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Check Redemption Privilege and Telephone Redemption Privilege may be established for an existing account by a separate signed shareholder Services Form or, for the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege, or the Dreyfus TELETRANSFER Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


        The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island
                 [Page 13]
02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

CHECK REDEMPTION PRIVILEGE _ You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment of payment, if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company. The Check Redemption Privilege is granted automatically unless you refuse it.


WIRE REDEMPTION PRIVILEGE _ You may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE _ You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it.


DREYFUS TELETRANSFER PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                 [Page 14]
                     SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                   DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange or the Transfer Agent is open for business. Shares begin accruing dividends on the day following the date of purchase. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.


        Dividends derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund are taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. The Fund, however, does not expect to generate capital gains from securities held more than 18 months. Dividends and distributions may be subject to certain state and local taxes.

        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding
               [Page 15]
taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

        A TIN is either the Social Security number, IRS individualized taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

        Management believes that the Fund has qualified for the fiscal year ended October 31, 1997 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, imposed with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                        GENERAL INFORMATION
        The Fund was incorporated under Maryland law on February 2, 1989, and commenced operations on February 23, 1989. The Fund is authorized to issue 25 billion shares of Common Stock, par value $.001 per share. Each share has one vote.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

        The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.
                [Page 16]
                                   APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY _ The Fund is permitted to borrow money from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments. In addition, the Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below. REVERSE REPURCHASE AGREEMENTS _ The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
LENDING PORTFOLIO SECURITIES _ The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

FORWARD COMMITMENTS _ The Fund may purchase money market instruments on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitments.

CERTAIN PORTFOLIO SECURITIES
U.S. GOVERNMENT SECURITIES _ Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

              [Page 17]
REPURCHASE AGREEMENTS _ In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
BANK OBLIGATIONS _ The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund _ Investment Considerations and Risks
_ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER _ Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.
FLOATING AND VARIABLE RATE OBLIGATIONS _ The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
PARTICIPATION INTERESTS _ The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be col
              [Page 18]
lateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest.

Asset-Backed Securities _ The asset-backed securities in which the Fund may invest are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institutions providing the credit support.

ILLIQUID SECURITIES _ The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                     [Page 19]
Worldwide Dollar
Money Market
Fund, Inc.
Prospectus
Registration Mark
Copy Rights 1997 Dreyfus Service Corporation
                                            DWWp0398
                   [Page 20]


____________________________________________________________________________

        DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)

                         MARCH 1, 1998

____________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund"), dated March 1, 1998, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City--Call 1-718-895-1206
          Outside the U.S.--Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS

                                                            Page

Investment Objective and Management Policies                B-2
Management of the Fund                                      B-6
Management Agreement                                        B-11
Purchase of Shares                                          B-12
Shareholder Services Plan                                   B-14
Redemption of Shares                                        B-14
Shareholder Services                                        B-16
Determination of Net Asset Value                            B-19
Dividends, Distributions and Taxes                          B-20
Portfolio Transactions                                      B-21
Yield Information                                           B-21
Information about the Fund                                  B-22
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors                       B-22
Financial Statements and Report of Independent Auditors     B-23
Appendix                                                    B-24

          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

    The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

    Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the
Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

    Obligations of foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

    Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

    In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

    In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

    Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

    Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

    Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

Management Policies

    Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

    The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

    Reverse Repurchase Agreements. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund, and pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even through it may be disadvantageous from an investment standpoint to sell securities at that time.

    Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Restrictions

    The Fund has adopted investment restrictions numbered 1 through 12 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 13 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

    1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations referred to above and in the Prospectus).

    2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Prospectus. While borrowings under (i) above exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

    3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure borrowings for temporary or emergency purposes and (ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements to the extent described in the Prospectus.

    4.  Sell securities short or purchase securities on margin.

    5.  Write or purchase put or call options or combinations thereof.

    6.  Act as underwriter of securities of other issuers.

    7. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

    8. Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Prospectus, and except that the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

    9. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

    10. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

    11. Invest in companies for the purpose of exercising control.

    12. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

    13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

    The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND

    Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.


Board Members of the Fund

LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite Corporation, General RE Corporation and Logistics Management Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State of Security Assistance, Science and Technology. She is 70 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.


DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
    Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 61 years old and his address is 197 Eighth Street, Charleston, Massachusetts 02109.


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, The Noel Group, Inc., a venture capital company, Caryle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, Staffing Resources, Inc., a temporary placement agency, and Century Business Services, Inc., a provider of various outsourcing functions by small and medium size companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.


MARTIN D. FIFE, Board Member. Chairman of the Board of Magar Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. He is 69 years old and his address is 405 Lexington Avenue, New York, New York 10174.


WHITNEY I. GERARD, Board Member.  Partner of the New York City law firm of
    Chadbourne & Parke.  He is 62 years old and his address is 30
    Rockefeller Plaza, New York, New York 10112.


ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
    Government at the John F. Kennedy School of Government, Harvard University, since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is also a director of Mid Ocean Reinsurance Co. Ltd, Cooke and Bieler, Inc., investment counselors, NASD Regulation, Inc. and the Federal Reserve Bank of Boston. He is 58 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.


ARTHUR A. HARTMAN, Board Member.  Senior consultant with APCO Associates
    Inc. From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is a director of the ITT Hartford Insurance Group, Ford Meter Box Corporation, Lawter International and a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Fund (ING/Barings Management). He is a former President of the Harvard Board of Overseers. He is 70 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.


GEORGE L. PERRY, Board Member.  An economist and Senior Fellow at the
    Brookings Institution since 1969. He is co-director of the Brookings panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association, State Farm Life Insurance Company and Federal Realty Investment Trust. He is 62 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.

    For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended October 31, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1997, were as follows:

                                                       Total Compensation
                                                       From Fund and
                              Aggregate                Fund Complex
Name of Board                 Compensation             Paid to Board
Member                        From Fund*               Member

Lucy Wilson Benson            $7,000                   $ 74,055 (15)

David W. Burke                $7,000                   $239,000 (49)

Joseph S. DiMartino           $8,750                   $597,128 (96)

Martin D. Fife                $6,500                   $ 60,500 (12)

Whitney I. Gerard             $7,000                   $ 60,500 (12)

Robert R. Glauber             $7,000                   $102,500 (20)

Arthur A. Hartman             $6,500                   $ 55,750 (12)

George L. Perry               $7,000                   $ 60,500 (12)



* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,208 for all Board members as a group.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 40 years old. Address:
     200 Park Avenue, 45th Floor, New York, NY 10166.



JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old. Address: 200 Park Avenue, 45th Floor, New York, NY 10166.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Executive Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 42 years old. Address: 200 Park Avenue, 45th Floor, New York, NY 10166.




MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.
     Address:  200 Park Avenue, 45th Floor, New York, NY 10166


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old. Address: 200 Park Avenue, 45th Floor, New York, NY 10166.


MICHAEL S. PETRUCELLI, Senior Vice President and Director of Strategic
     Client Initiatives of Funds Distributor, Inc., Vice President and Assistant Treasurer of certain investment companies advised or administered by The Dreyfus Corporation since January 1997, and an officer of certain investment companies advised or administered by J.P. Morgan & Co. Incorporated. From December 1989 through November 1996, he was employed by GE Investment Services where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a director of GE Investment Services. He is 36 years old. Address: 200 Park Avenue, New York, NY 10166.



   ELBA VASQUEZ, Assistant Vice President of Funds Distributor, Inc. She has been employed since May 1996 as a Sales Associate in the distribution of World Equity Benchmark Shares ("WEBS"). From March 1990 to May 1996, she was employed by U.S. Trust Company of New York. As an officer of U.S. Trust, she held various positions in the sales and marketing of their proprietary family of mutual funds. She is 36 years old. Address: 200 Park Avenue, 45th Floor, New York, NY 10166.


KATHLEEN K. MORRISEY, Vice President and Assistant Secretary of Funds
     Distributor, Inc. Manager of Treasury Services Administration and an officer of certain investment companies advised or administered by J.P. Morgan & Co. Incorporated, Montgomery Asset Management, L.P., and Dresdner RCM Global Investors, Inc., or their respective affiliates. From July 1994 to November 1995, she was a Fund Accountant II for Investors Bank & Trust Company. Prior to that she was a Finance student at Stonehill College in North Easton, MA. She is 25 years old.
     Address: 60 State Street, Boston, MA 02109.


CHRISTOPHER J. KELLEY, Vice President and Senior Associate General counsel of Funds Distributor, Inc. and Premier Mutual Fund Services, Inc., and an officer of certain investment companies advised or administered by Harris Trust and Savings Bank, Waterhouse Asset management, Inc., J.P. Morgan & Co. Incorporated and Montgomery Asset Management, L.P., or their respective affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. He is 33 years old. Address: 60 State Street, Boston, MA 02109.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on February 6, 1998.


     As of February 6, 1998, no persons or entities were known by the Fund to own of record 5% or more of the Fund's outstanding voting securities.


                      MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 4, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on February 5, 1998. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Brogelt, Frank V. Cahouet and Richard F. Syron, directors.


     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Bernard Kiernan, Jr., Patricia A. Larkin and Thomas S. Riordan. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, Fund shares are subject to an annual service fee. See "Shareholder Services Plan."

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to investors. The management fees payable for the fiscal years ended October 31, 1995, 1996 and 1997 amounted to $11,033,454, $10,155,364 and $9,208,248, respectively; however, such amount for fiscal years ended 1996 and 1997 was reduced by $1,062,418 and $2,522,347, respectively, pursuant to undertakings by the Manager in effect, resulting in $9,092,946 and $6,685,901 being paid in fiscal 1996 and 1997, respectively.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.


     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require the following: that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

     There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted from the investor's account monthly and on smaller accounts could constitute a substantial portion of the distribution. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Service Plan pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Shareholder Services Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved by the Board at a meeting held on February 5, 1998. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.


     For the fiscal year ended October 31, 1997, the Fund was charged $3,319,704 pursuant to the Shareholder Services Plan.


                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Check Redemption Privilege. Each Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless the investor specifically refuses the Check Redemption Privilege by checking the applicable "No" box on the Account Application. The Check Redemption Privilege may be established for an existing account by separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check.
Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                   Transfer Agent's
          Transmittal Code         Answer Back Sign

          144295                   144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and
"Signature-Guaranteed" must appear with the signature.   The Transfer Agent
may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of any funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders, automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. To exchange shares held in corporate plans, 403(b)(7) Plans and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-654-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided, that if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension, Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for non-working spouse, Roth IRAs, Education IRAs, SEP-IRAs and IRA "Rollover Accounts") and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available are valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value as determined in good faith by the Board.

     The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it deems necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange and Transfer Agent Closings. The holidays (as observed) on which the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended (the "Code").


                     PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Ordinarily no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities may include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                       YIELD INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Yield Information."

     For the seven-day period ended October 31, 1997, the Fund's yield was 5.01% and effective yield was 5.14%, which reflects the waiver of a portion of the management fee. See "Management of the Fund" in the Prospectus. Had a portion of the management fee not been waived, the Fund's yield for the same period would have been 4.89% and its effective yield would have been 5.01%. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

     From time to time, the Fund in its advertising and sales literature may refer to the growth of assets managed or administered by the Manager over certain time periods.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate MonitorTM, N. Palm Beach, Fla. 33408, IBC's Money Fund ReportTM, Money Magazine and other industry publications.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


       TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended October 31, 1997, the Fund paid the Transfer Agent $2,231,473.

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

     Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


           FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

     The Funds' Annual Report to Shareholders for the fiscal year ended September 30, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes, and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                            APPENDIX

     Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), and Thomson BankWatch, Inc. ("BankWatch").

Commercial Paper and Short-Term Ratings

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating Fitch-1 (Highest Credit Quality) is the highest commercial paper rating assigned by Fitch and indicates the strongest capacity for timely payment of financial commitments. The rating Fitch-2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.


     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

Bond and Long-Term Ratings

     Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degree from issues rated AAA.

     Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

     Bonds rated AAA by Fitch are judged by Fitch to be of the highest credit quality. The AAA rating by Fitch denotes the lowest expectation of credit risk. The AAA rating is assigned by Fitch only in case of exceptionally strong capacity for timely payment of financial commitments; the capacity is highly unlikely to be adversely affected by foreseeable events. Bonds rated AA by Fitch are judged by Fitch to be of very high credit quality. The AA rating by Fitch denotes a very low expectation of credit risk. The AA rating by Fitch indicates a very strong capacity for timely payment of financial commitments; the capacity is not significantly vulnerable to foreseeable events.

     Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt. Bonds rated AA are considered by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, Fitch assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent Fitch's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

     In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.


              DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.


                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement

               Condensed Financial Information for the period from February 23, 1989 (commencement of operations) to October 31, 1989 and for each of the 8 years in the period ended October 31, 1997.

               Included in Part B of the Registration Statement:

                    Statement of Investments-- October 31, 1997


                    Statement of Assets and Liabilities--October 31, 1997


                    Statement of Operations--year ended October 31, 1997


                    Statement of Changes in Net Assets--for each of the two years ended October 31, 1997


                    Notes to Financial Statements


                    Report of Ernst & Young LLP, Independent Auditors, dated December 8, 1997


Items are incorporated by reference to the Fund's Annual and Semi-Annual Reports on Forms N-30D, filed on January 6, 1998 and July 3, 1997, respectively.


All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


 (b)      Exhibits:

(1) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 1995.

(2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 1995.

(4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 15, 1989.

(5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 1996.

(6)(a)    Distribution Agreement is incorporated by reference to Exhibit
          (6)(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 1995.

(6)(b) Forms of Service Agreement are incorporated by reference to Exhibit 6(b) and (6)(c) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 1995.

(8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 1995.

(9) Model Retirement Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 13 to the Registration Statement on From N-1A, filed on January 31, 1996.

(10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 13 to the Registration Statement on From N-1A, filed on January 31, 1996.

(11)      Consent of Independent Auditors.

(16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 21, 1993.

(17)      Financial Data Schedule.



Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

                    (a)  Powers of Attorney.

                    (b)  Certificate of Secretary.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                   (2)

                                              Number of Record
        Title of Class                      Holders as of January 6, 1998
        ______________                      _____________________________

        Common Stock
        (Par value $.001)                         107,685

Item 27.    Indemnification
_______     _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 15, 1989.

        Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 28, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________

Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

BURTON C. BORGELT             Chairman Emeritus of the Board and
Director                      Past Chairman, Chief Executive Officer and
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405;
                              Director:
                                   DeVlieg-Bullard, Inc.
                                   1 Gorham Island
                                   Westport, Connecticut 06880
                                   Mellon Bank Corporation***;
                                   Mellon Bank, N.A.***

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation***;
                                   Mellon Bank, N.A.***;
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation***;
                                   Mellon Bank, N.A.***;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation***;
Executive Officer,                 The Boston Company****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust***;
Director                      Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.****;
                              President:
                                   Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.**;
                              Director:
                                   Dreyfus America Fund+++;
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company****;
                                   Laurel Capital Advisors***;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.***;
                                   Boston Safe Deposit and Trust
                                   Company****

RICHARD F. SYRON              Chairman of the Board and
Director                      Chief Executive Officer:
                                   American Stock Exchange
                                   86 Trinity Place
                                   New York, New York 10006;
                              Director:
                                   John Hancock Mutual Life Insurance Company
                                   John Hancock Place, Box 111
                                   Boston, Massachusetts, 02117;
                                   Thermo Electron Corporation
                                   81 Wyman Street, Box 9046
                                   Waltham, Massachusetts 02254-9046;
                                   American Business Conference
                                   1730 K Street, NW, Suite 120
                                   Washington, D.C. 20006;
                              Trustee:
                                   Boston College - Board of Trustees
                                   140 Commonwealth Ave.
                                   Chestnut Hill, Massachusetts 02167-3934

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus America Fund+++;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President,                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.**;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation***
Services

WILLIAM V. HEALEY             President:
Assistant Secretary                The Truepenny Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                              Secretary and Director:
                                   Dreyfus Partnership Management Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Assistant Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Investment Advisors, Inc.*;
                              Assistant Clerk:
                                   Dreyfus Insurance Agency of Massachusetts,
                                   Inc.+++++

______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++    The address of the business so indicated is 69, Route `d'Esch, L-
       1470 Luxembourg.
++++   The address of the business so indicated is 69, Route `d'Esch, L-
       2953 Luxembourg.
+++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02103.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

    1)     Comstock Partners Funds, Inc.
    2)     Dreyfus A Bonds Plus, Inc.
    3)     Dreyfus Appreciation Fund, Inc.
    4)     Dreyfus Asset Allocation Fund, Inc.
    5)     Dreyfus Balanced Fund, Inc.
    6)     Dreyfus BASIC GNMA Fund
    7)     Dreyfus BASIC Money Market Fund, Inc.
    8)     Dreyfus BASIC Municipal Fund, Inc.
    9)     Dreyfus BASIC U.S. Government Money Market Fund
    10)    Dreyfus California Intermediate Municipal Bond Fund
    11)    Dreyfus California Tax Exempt Bond Fund, Inc.
    12)    Dreyfus California Tax Exempt Money Market Fund
    13)    Dreyfus Cash Management
    14)    Dreyfus Cash Management Plus, Inc.
    15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
    16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
    17)    Dreyfus Florida Intermediate Municipal Bond Fund
    18)    Dreyfus Florida Municipal Money Market Fund
    19)    The Dreyfus Fund Incorporated
    20)    Dreyfus Global Bond Fund, Inc.
    21)    Dreyfus Global Growth Fund
    22)    Dreyfus GNMA Fund, Inc.
    23)    Dreyfus Government Cash Management
    24)    Dreyfus Growth and Income Fund, Inc.
    25)    Dreyfus Growth and Value Funds, Inc.
    26)    Dreyfus Growth Opportunity Fund, Inc.
    27)    Dreyfus Income Funds
    28)    Dreyfus Institutional Money Market Fund
    29)    Dreyfus Institutional Short Term Treasury Fund
    30)    Dreyfus Insured Municipal Bond Fund, Inc.
    31)    Dreyfus Intermediate Municipal Bond Fund, Inc.
    32)    Dreyfus International Funds, Inc.
    33)    Dreyfus Investment Grade Bond Funds, Inc.
    34)    The Dreyfus/Laurel Funds, Inc.
    35)    The Dreyfus/Laurel Funds Trust
    36)    The Dreyfus/Laurel Tax-Free Municipal Funds
    37)    Dreyfus LifeTime Portfolios, Inc.
    38)    Dreyfus Liquid Assets, Inc.
    39)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
    40)    Dreyfus Massachusetts Municipal Money Market Fund
    41)    Dreyfus Massachusetts Tax Exempt Bond Fund
    42)    Dreyfus MidCap Index Fund
    43)    Dreyfus Money Market Instruments, Inc.
    44)    Dreyfus Municipal Bond Fund, Inc.
    45)    Dreyfus Municipal Cash Management Plus
    46)    Dreyfus Municipal Money Market Fund, Inc.
    47)    Dreyfus New Jersey Intermediate Municipal Bond Fund
    48)    Dreyfus New Jersey Municipal Bond Fund, Inc.
    49)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
    50)    Dreyfus New Leaders Fund, Inc.
    51)    Dreyfus New York Insured Tax Exempt Bond Fund
    52)    Dreyfus New York Municipal Cash Management
    53)    Dreyfus New York Tax Exempt Bond Fund, Inc.
    54)    Dreyfus New York Tax Exempt Intermediate Bond Fund
    55)    Dreyfus New York Tax Exempt Money Market Fund
    56)    Dreyfus 100% U.S. Treasury Intermediate Term Fund
    57)    Dreyfus 100% U.S. Treasury Long Term Fund
    58)    Dreyfus 100% U.S. Treasury Money Market Fund
    59)    Dreyfus 100% U.S. Treasury Short Term Fund
    60)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
    61)    Dreyfus Pennsylvania Municipal Money Market Fund
    62)    Dreyfus Premier California Municipal Bond Fund
    63)    Dreyfus Premier Equity Funds, Inc.
    64)    Dreyfus Premier International Funds, Inc.
    65)    Dreyfus Premier GNMA Fund
    66)    Dreyfus Premier Worldwide Growth Fund, Inc.
    67)    Dreyfus Premier Insured Municipal Bond Fund
    68)    Dreyfus Premier Municipal Bond Fund
    69)    Dreyfus Premier New York Municipal Bond Fund
    70)    Dreyfus Premier State Municipal Bond Fund
    71)    Dreyfus Premier Value Fund
    72)    Dreyfus Index Funds, Inc.
    73)    Dreyfus Short-Intermediate Government Fund
    74)    Dreyfus Short-Intermediate Municipal Bond Fund
    75)    The Dreyfus Socially Responsible Growth Fund, Inc.
    76)    Dreyfus Stock Index Fund, Inc.
    77)    Dreyfus Tax Exempt Cash Management
    78)    The Dreyfus Third Century Fund, Inc.
    79)    Dreyfus Treasury Cash Management
    80)    Dreyfus Treasury Prime Cash Management
    81)    Dreyfus Variable Investment Fund
    82)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
    83)    General California Municipal Bond Fund, Inc.
    84)    General California Municipal Money Market Fund
    85)    General Government Securities Money Market Fund, Inc.
    86)    General Money Market Fund, Inc.
    87)    General Municipal Bond Fund, Inc.
    88)    General Municipal Money Market Fund, Inc.
    89)    General New York Municipal Bond Fund, Inc.
    90)    General New York Municipal Money Market Fund


(b)
                                                            Positions and
Name and principal       Positions and offices with         offices with
business address         the Distributor                    Registrant
__________________       ___________________________        _____________

Marie E. Connolly+       Director, President, Chief         President and
                         Executive Officer and Compliance   Treasurer
                         Officer

Joseph F. Tower, III+    Director, Senior Vice President,   Vice President
                         Treasurer and Chief Financial      and Assistant
                         Officer                            Treasurer

Richard W. Ingram        Executive Vice President           Vice President
                                                            and Assistant
                                                            Treasurer

Mary A. Nelson+          Vice President                     Vice President
                                                            and Assistant
                                                            Treasurer

Paul Prescott+           Vice President                     None

Jean M. O'Leary+         Assistant Secretary and            None
                         Assistant Clerk

John W. Gomez+           Director                           None

William J. Nutt+         Director                           None




________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York
    10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Mellon Bank, N.A.
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of February, 1998.

                 DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND


              BY:  /s/Marie E. Connolly*
                   __________________________________________
                   MARIE E. CONNOLLY, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                         Date
__________________________      ____________________________         _____

/s/Marie E. Connolly*           President and Treasurer              2/26/98
______________________________  (Principal Executive Officer)
Marie E. Connolly

/s/Joseph F. Tower, III*        Assistant Treasurer (Principal       2/26/98
_____________________________   Financial and Accounting Officer)
Joseph F. Tower, III

/s/Joseph S. DiMartino*         Chairman of the Board                2/26/98
______________________________
Joseph S. DiMartino

/s/Lucy Wilson Benson*          Director                             2/26/98
______________________________
Lucy Wilson Benson

/s/David W. Burke*              Director                             2/26/98
______________________________
David W. Burke

/s/Martin D. Fife*              Director                             2/26/98
______________________________
Martin D. Fife

/s/Robert R. Glauber*           Director                             2/26/98
______________________________
Robert R. Glauber

/s/Whitney I. Gerard*           Director                             2/26/98
______________________________
Whitney I. Gerard

/s/Arthur A. Hartman*           Director                             2/26/98
______________________________
Arthur A. Hartman

/s/George L. Perry*             Director                             2/26/98
______________________________
George L. Perry

/s/Paul D. Wolfowitz*           Director                             2/26/98
______________________________
Paul D. Wolfowitz


*BY:     /s/Douglas Conroy
         Douglas Conroy,
         Attorney-in-Fact



                 DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND


                              INDEX OF EXHIBITS




          (11)      Consent of Independent Auditors

          (17)      Financial Data Schedule



                    Other Exhibits

                    (a)  Powers of Attorney

                    (b)  Certificate of Secretary